SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                            THE GABELLI UTILITY TRUST
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:


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                       *** EXERCISE YOUR RIGHT TO VOTE ***
     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                 SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2010.

                                ------------------------------------------------
THE GABELLI UTILITY TRUST       |               MEETING INFORMATION            |
                                |  MEETING TYPE: Annual                        |
                                |  FOR HOLDERS AS OF: March 15, 2010           |
                                |  DATE: May 17, 2010 TIME: 10:30 a.m. ET      |
                                |  LOCATION: The Cole Auditorium               |
                                |            The Greenwich Library             |
                                |            101 West Putnam Avenue            |
                                |            Greenwich, Connecticut 06830      |
                                ------------------------------------------------

                                You are receiving this communication because you hold shares in the above named fund.

                                This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

                                We encourage you to access and review all of the important information contained in the proxy materials before voting.

                                SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY MATERIALS AND VOTING INSTRUCTIONS.

M23458-Z52462

                              -- BEFORE YOU VOTE --
                        How to Access the Proxy Materials

--------------------------------------------------------------------------------
| PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE:                                |
|                                                                              |
| PROXY STATEMENT                                                              |
|                                                                              |
| HOW TO VIEW ONLINE:                                                          |
|                                                                              |
| Have the 12-Digit Control Number  available  (located on the following page) |
| and visit: www.proxyvote.com.                                                |
|                                                                              |
| HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY:                           |
|                                                                              |
| If you want to receive a paper or e-mail copy of these documents, you must | | request one. There is NO charge for requesting a copy. Please choose one of |
| the following methods to make your request:                                  |
|                                                                              |
|               1) BY INTERNET:    www.proxyvote.com                           |
|               2) BY TELEPHONE:   1-800-579-1639                              |
|               3) BY E-MAIL*:     sendmaterial@proxyvote.com                  |
|                                                                              |
| * If requesting materials by e-mail, please send a blank e-mail with | | the 12-Digit Control Number (located on the following page) in the |
|      subject line.                                                           |
|                                                                              |
| Requests, instructions and other inquiries sent to this e-mail address will | | NOT be forwarded to your investment advisor. Please make the request as | | instructed above on or before May 4, 2010 to facilitate timely delivery. |
--------------------------------------------------------------------------------

                                -- HOW TO VOTE --
                Please Choose One of the Following Voting Methods

--------------------------------------------------------------------------------
| VOTE IN PERSON: If you choose to vote these shares in person at the meeting, | | you must request a "LEGAL PROXY." To do so, please follow the instructions | | at www.proxyvote.com or request a paper copy of the materials, which will | | contain the appropriate instructions. Many shareholder meetings have | | attendance requirements including, but not limited to, the possession of an | | attendance ticket issued by the entity holding the meeting. Please check the |
| meeting materials for any special requirements for meeting attendance.       |
|                                                                              |
| VOTE BY INTERNET: To vote now by Internet, go to www.proxyvote.com. Have the |
| 12-Digit Control Number available and follow the instructions.               |
|                                                                              |
| VOTE BY  MAIL:  You can  vote by  mail  by  requesting  a paper  copy of the |
| materials, which will include a voting instruction form.                     |
--------------------------------------------------------------------------------

M23459-Z52462

                                                                      ----------
                                                                               |
                                                                               |
                                                                               |
                                                                               |
THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING:

1.   Election of Directors

     NOMINEES:

     1a.  Mario J. Gabelli, CFA

     1b.  Thomas E. Bratter

     1c.  Vincent D. Enright

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M23460-Z52462

                                                                      ----------
                                                                               |
                                                                               |
                                                                               |
                                                                               |
THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING:

1.   Election of Directors

     NOMINEES:

     1a.  Mario J. Gabelli, CFA

     1b.  Thomas E. Bratter

     1c.  Vincent D. Enright

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M23461-Z52462

                                                                      ----------
                                                                               |
                                                                               |
                                                                               |
                                                                               |
-----------------------
|                     |
| VOTING INSTRUCTIONS |
|                     |
-----------------------

M23462-Z52462

GABELLI FUNDS

                            The Gabelli Utility Trust

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
              FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17,2010

                               MEETING INFORMATION

TYPE:      ANNUAL
DATE:      MAY 17, 2010
TIME:      10:30 A.M.
LOCATION:  THE COLE AUDITORIUM, THE GREENWICH LIBRARY,
           101 WEST PUTNAM AVENUE, GREENWICH, CT 06830

                                    The control number below will allow you to access proxy information online for all your investments connected with this Annual Shareholder Meeting.

                                                         YOUR CONTROL NUMBER IS:

THIS IS NOT A BALLOT OR PROXY CARD. YOU CANNOT USE THIS NOTICE TO VOTE THESE SHARES. THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU. YOU MAY VIEW THE PROXY MATERIALS ONLINE AT www.proxyonline.com/gabellifunds OR EASILY REQUEST A PAPER COPY (SEE REVERSE
SIDE).

WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS AVAILABLE TO YOU INCLUDE A NOTICE OF MEETING, A PROXY STATEMENT, A PROXY CARD, AND THE LATEST ANNUAL REPORT.

The Meeting will be held for the following purposes:

     1.   To elect Nominees to the Fund's Board of Trustees; and

     2. To consider such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees recommends a vote FOR the election of each Nominee.

YOU MAY ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON BY BALLOT. IF YOU CANNOT ATTEND OR DO NOT WISH TO ATTEND THE MEETING, SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY MATERIALS. PLEASE CAST YOUR VOTE PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Please call toll free 800-239-6513 for information on how to obtain directions to attend the Meeting and vote in person.

          Please address any correspondence regarding the Meeting to:
               GABELLI FUNDS, P.O. BOX 6500, CARLSTADT, M 07072.

Thank you in advance for your participation.

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in other manner other than this proxy.

HOW TO ACCESS THE PROXY MATERIALS

If you wish to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before May 7, 2010 to allow for timely delivery. If you request to receive an electronic copy please do so by May 14, 2010.

(GRAPHIC)   BY INTERNET

            Log-on to the secure voting site www.proxyonline.com using the control number on the reverse side, There you may review the proxy materials, request a paper copy of the proxy materials and/or enter your voting instructions. There you may also indicate your instructions to receive ALL FUTURE PROXY MATERIALS FROM THE FUND via mail or e-mail.

(GRAPHIC)   BY TELEPHONE

            Call toll-free 800-239-6513 and reference the control number on the reverse side to request a paper copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday from 9 a.m. to 10 p.m. Eastern Time.

(GRAPHIC)   BY E-MAIL

            To request a copy of the proxy material, PLEASE SEND AN E-MAIL WITH YOUR CONTROL NUMBER IN THE SUBJECT LINE TO THE ADDRESS NOTED BELOW:

            For a paper copy;       mailproxy@proxyonline.com

            For an electronic copy: emailproxy@proxyonline.eom

            To elect to receive ALL FUTURE PROXY MATERIALS FROM THE FUND via the referenced delivery method, please type "PERMANENT REQUEST" in the body of the e-mail.